EXECUTION COPY

                     AMENDMENT AGREEMENT TO CREDIT AGREEMENT

      Amendment Agreement to Credit Agreement, dated as of March 17, 1999 (this "Amendment Agreement"), among DUANE READE, a New York general partnership (the "Borrower"), DUANE READE INC., a Delaware corporation ("Holdings"), DRI I INC., a Delaware corporation ("DRI I" and, together with Holdings, collectively, the "Parent Guarantors"), the Lenders parties hereto, DLJ CAPITAL FUNDING, INC., as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and CREDIT LYONNAIS NEW YORK BRANCH, as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Parent Guarantors, various financial institutions (the "Lenders"), the Agents and the Documentation Agent have heretofore entered into the Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the date hereof, the "Existing Credit Agreement"); and

      WHEREAS, the Borrower and Parent Guarantors have requested, and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Credit Agreement (together with all schedules and exhibits thereto) in its entirety in the form of the Second Amended and Restated Credit Agreement (as defined below);

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

      "Amendment Agreement" is defined in the preamble.

      "Amendment Effective Date" is defined in Section 3.1.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the first recital.

      "DRI I" is defined in the preamble.

      "Existing Credit Agreement" is defined in the first recital.

      "Holdings" is defined in the preamble.

      "Parent Guarantors" is defined in the preamble.

      "Second Amended and Restated Credit Agreement" is defined in Section 2.1.

      SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Second Amended and Restated Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.

                                   ARTICLE II

                            AMENDMENT AND RESTATEMENT
                          OF EXISTING CREDIT AGREEMENT

      SECTION 2.1. Amendment and Restatement of Existing Credit Agreement. On the Amendment Effective Date, the Existing Credit Agreement (including all schedules and exhibits thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Second Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect; provided, however, that except for purposes of calculating the Total Exposure Amount as used in Section 3.1.12, each of (a) the definition of "Revolving Loan Commitment Amount" set forth in Section 1.1 of the Second Amended and Restated Credit Agreement and (b) the Percentages set forth under the column entitled "Revolving Loan Commitment" in Schedule II thereto will not be deemed to be amended until all outstanding Existing Revolving Loans have been paid in full using the proceeds of the Additional Term C Loans. The rights and obligations of the parties to the Existing Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

      SECTION 3.1. Amendment Effective Date; Conditions Precedent to Borrowing of Additional Term C Loans. This Amendment Agreement (and the amendments and modifications contained herein) shall become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this
Article III shall have been fulfilled to the reasonable satisfaction of the Agents on or before March 17, 1999. The obligation of each Lender having an Additional Term C Loan Commitment to make an Additional Term C Loan shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article in addition to those set forth in Section
5.2 of the Second Amended and Restated Credit Agreement.

      SECTION 3.1.1. Execution of Counterparts. The Agents shall have received executed counterparts of this Amendment Agreement, duly executed and delivered on behalf of each of the Borrower, the Parent Guarantors and the Required Lenders (which shall include (a) those Lenders holding greater than 50% of the aggregate amount of the Loans outstanding under each Tranche and (b) each Lender that has an Additional Term C Loan Commitment).

      SECTION 3.1.2. Resolutions, etc. The Agents shall have received, with a copy for each Lender, from each Obligor a certificate, dated the Amendment Effective Date, of its Secretary, Assistant Secretary or general partners, as applicable, as to (i) resolutions of its Board of Directors or all partnership action, as applicable, then in full force and effect authorizing the execution, delivery and performance of this Amendment Agreement, the Second Amended and Restated Credit Agreement and each other Loan Document to be executed by it,
(ii) the incumbency and signatures of those of its officers or general partners, as applicable, authorized to act with respect to this Amendment Agreement, the Second Amended and Restated Credit Agreement and each such other Loan Document executed by it and (iii) the full force and validity of its Organic Documents and true and complete copies of all amendments thereto since September 11, 1998, upon which certificate each Agent, the Documentation Agent, the Issuer and each Lender may conclusively rely until, in the case of clause (ii) above, it shall have received a further certificate of the Secretary, Assistant Secretary or general partners, as applicable, of such Obligor canceling or amending such prior certificate.

      SECTION 3.1.3. Delivery of Amendment Effective Date Certificate. The Agents shall have received executed counterparts of the Amendment Effective Date Certificate, dated the Amendment Effective Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent thereof) Authorized Officer of Holdings, in which certificate Holdings shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of Holdings made as of such date under this Amendment Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects.

      SECTION 3.1.4. Delivery of Notes. The Agents shall have received, for the account of each Lender that shall have requested a replacement Note not less than two Business Days prior to the Amendment Effective Date, a replacement Note in respect of each applicable Tranche duly executed and delivered by an Authorized Officer of the Borrower (and each such replacement Note shall represent an amendment and restatement of, and shall be issued in substitution and exchange for, and not in satisfaction or payment of, the original Note (as defined in, and issued pursuant to, the Existing Credit Agreement, an "Original Note") of such Lender and the indebtedness (together with the obligation to pay accrued interest thereon) originally evidenced by such Lender's Original Notes which are now to be evidenced by such Lender's new replacement Notes delivered pursuant to this Amendment Agreement shall be (and the Borrower hereby acknowledges and agrees that such indebtedness is) a continuing indebtedness, and nothing herein contained shall be construed to deem any such Original Notes paid, or to release or terminate any Lien or security interest given to secure such Original Notes, which Liens and security interests shall continue to secure such indebtedness as evidenced by such Lender's new Notes).

      SECTION 3.1.5. Borrowing Request. The Administrative Agent shall have received a Borrowing Request duly executed and delivered by the Borrower pursuant to which Additional Term C Loans are made to the Borrower for the purposes set forth in the Section 7.1.9 of the Second Amended and Restated Credit Agreement.

      SECTION 3.1.6. Financial Information, etc. The Agents shall have received, with counterparts for each Lender, (a) (i) audited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Years ended on December 30, 1995, December 28, 1996 and December 27, 1997 and (B) Rock Bottom and its Subsidiaries for the Fiscal Years ended on January 31, 1996, January 31, 1997 and January 31, 1998, (ii) unaudited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Quarters ended on March 28, 1998, June 27, 1998, September 26, 1998 and December 26, 1998 and (B) Rock Bottom and its Subsidiaries for the Fiscal Quarters ended on April 30, 1998 and (iii) unaudited consolidated financial statements of Holdings and its Subsidiaries and Borrower and its Subsidiaries for the fiscal month ended on January 23, 1999; and (b) a pro forma consolidated balance sheets of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as at December 26, 1998 (the "Pro Forma Balance Sheets"), certified by the chief financial or accounting Authorized Officers of Holdings and the Borrower, respectively, giving effect to the consummation of the New Transaction.

      SECTION 3.1.7. Solvency The Agents shall have received executed counterparts of the Solvency Certificates, dated as of the Amendment Effective Date, duly executed and delivered by the chief financial or accounting Authorized Officer of each of Holdings and the Borrower.

      SECTION 3.1.8. Litigation. There shall exist no pending or threatened material litigation, proceedings or investigations which (x) contests the consummation of the New Transaction or the legality or validity of the Second Amended and Restated Credit Agreement, any other Loan Document or any Material Document or (y) could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.1.9. Material Adverse Change. Except as set forth in Item 6.6 ("Material Adverse Change") of the Disclosure Schedule, there shall have occurred no material adverse change in the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or Holdings and its Subsidiaries, taken as a whole, in each case since December 27, 1997.

      SECTION 3.1.10. Approvals. All necessary governmental, shareholders' and third-party approvals in connection with the New Transaction, the financing contemplated hereby, the continued operations of any Parent Guarantor, the Borrower and each of their respective Subsidiaries and the execution, delivery and performance of this Amendment Agreement, the Second Amended and Restated Credit Agreement and the other Loan Documents shall have been duly obtained and all applicable waiting periods shall have expired without, in all such cases, any action being taken or threatened by any competent authority that would restrain, prevent or otherwise imposes adverse conditions on the New Transaction, the financing contemplated hereby or the continued operations of any Parent Guarantor, the Borrower or any of their respective Subsidiaries.

      SECTION 3.1.11. Opinions of Counsel. The Agents shall have received an opinion, dated the Amendment Effective Date and addressed to the Agents, the Documentation Agent and all of the Lenders from Latham & Watkins, special New York counsel to each of the Obligors, substantially in the form of Exhibit K to the Second Amended and Restated Credit Agreement.

      SECTION 3.1.12. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender signatory hereto prior to or on the Amendment Effective Date, an amendment fee equal to .125% of each such Lender's Percentage of the Total Exposure Amount.

      SECTION 3.1.13. Fees, Expenses, etc. The Administrative Agent shall have received for its own account or for the account of each other Agent or each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Second Amended and Restated Credit Agreement to the extent then invoiced.

      SECTION 3.1.14. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel. The Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment Agreement, each of the Borrower and each Parent Guarantor hereby represents and warrants as set forth below:

            (a) The execution, delivery and performance by each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries of this Amendment Agreement, the Second Amended and Restated Credit Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and do not (i) contravene the Borrower's or any such Obligor's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor, or (iii) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

            (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries of this Amendment Agreement, the Second Amended and Restated Credit Agreement, the Notes, any other Loan Document to which it is a party, except as have been duly obtained or made and are in full force and effect.

            (c) This Amendment Agreement and the Second Amended and Restated Credit Agreement constitute, and the Notes and each other Loan Document executed, or to be executed, by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries, as the case may be, constitutes, or will on the due execution and delivery thereof constitute, the legal, valid and binding obligations of the Borrower and such other Obligor enforceable in accordance with their respective terms.

            (d) Each Obligor reaffirms as of the Amendment Effective Date such

      Person's respective covenants and agreements contained in each Security Agreement and each Pledge Agreement to which such Person is a party, including, in each case, as such covenants and agreements may be modified by the Amendment Agreement and the Second Amended and Restated Credit Agreement. Each such Obligor further confirms that each such Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified, approved and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", "therein" or words of like or similar import shall mean and be a reference to the Second Amended and Restated Credit Agreement and the Loan Documents (as such term is defined in the Second Amended and Restated Credit Agreement).

            (e) After giving effect to this Amendment Agreement, neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Second Amended and Restated Credit Agreement or any Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to each Pledge Agreement and each Security Agreement (as such terms are defined in the Existing Credit Agreement, collectively, the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Additional Term C Loan Commitments or the Additional Term C Loans), whether heretofore or hereafter incurred. Neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement or the Second Amended and Restated Credit Agreement requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement or the Second Amended and Restated Credit Agreement.

            (f) Both before and immediately after giving effect to this Amendment Agreement, no Default has (or will have) occurred and is (or will be) continuing, and all of the statements set forth in Section 5.2.1 of the Second Amended and Restated Credit Agreement are true and correct.

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.1. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

      SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment Agreement is a Loan Document executed pursuant to the Second Amended and Restated Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Second Amended and Restated Credit Agreement.

      SECTION 5.3. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 5.4. Counterparts. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 5.5. Governing Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      SECTION 5.6. Asset Sales. The Lenders hereby acknowledge and agree that the Borrower and its Subsidiaries may sell the assets listed on Schedule I hereto in accordance with the terms of Section 7.2.9 of the Second Amended and Restated Credit Agreement; provided that up to $8,000,000 of Net Disposition Proceeds received from such assets shall not constitute Net Disposition Proceeds for purposes of clause (d)(ii) of such Section.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the signatories hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BORROWER:

                                    DUANE READE
                                    By Duane Reade Inc., a general partner

                                    By /s/ William J. Tennant
                                       -------------------------------------
                                    Title: Senior Vice President
                                           and Chief Financial Officer


                                    By DRI I Inc., a general partner

                                    By /s/ William J. Tennant
                                       -------------------------------------
                                    Title: Senior Vice President
                                           and Chief Financial Officer


                                    PARENT GUARANTORS:

                                    DUANE READE INC.

                                    By /s/ William J. Tennant
                                       -------------------------------------
                                    Title: Senior Vice President
                                           and Chief Financial Officer


                                    DRI I INC.

                                    By /s/ William J. Tennant
                                       -------------------------------------
                                    Title: Senior Vice President
                                           and Chief Financial Officer

                                    DLJ CAPITAL FUNDING, INC., as the
                                      Syndication Agent and as a Lender


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    FLEET NATIONAL BANK, as the
                                      Administrative Agent and as a Lender


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                       the Documentation Agent and as a Lender


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

LENDERS:

                                    SUMMIT BANK


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    BHF-BANK AKTIENGESELLSCHAFT

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    BALANCED HIGH-YIELD FUND II LTD.,
                                       By: BHF-Bank Aktiengesellschaft, acting
                                       through its New York Branch, as
                                       attorney-in-fact, as Assignee

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    HELLER FINANCIAL, INC.

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    ORIX USA CORPORATION

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    OSPREY INVESTMENTS PORTFOLIO
                                    By Citibank, N.A., as Manager

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    GCB INVESTMENT PORTFOLIO,
                                    By: Citibank, N.A.

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    MORGAN STANLEY DEAN WITTER PRIME
                                      INCOME TRUST

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    VAN KAMPEN CLO I, LIMITED
                                    By Van Kampen Management, Inc.,
                                       as Collateral Manager

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    VAN KAMPEN SENIOR FLOATING RATE
                                    FUND

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    Merrill Lynch Global Investment Series:
                                      INCOME STRATEGIES PORTFOLIO
                                    By Merrill Lynch Asset Management, L.P.,
                                       as Investment Advisor

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    MERRILL LYNCH DEBT STRATEGIES
                                      PORTFOLIO
                                    By Merrill Lynch Asset Management, L.P.,
                                       as Investment Advisor

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By Merrill Lynch Asset Management, L.P.
                                       as Investment Advisor

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    DEBT STRATEGIES FUND, INC.

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:


                                    SENIOR HIGH INCOME PORTFOLIO

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    DEEPROCK & CO.
                                    By: Eaton Vance Management, as Investment
                                        Advisor

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research, as
                                        Investment Advisor

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    OXFORD STRATEGIC INCOME FUND
                                    By: Eaton Vance Management, as Investment
                                        Advisor

                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    PAM CAPITAL FUNDING LP
                                    By: Highland Capital Management, L.P., as
                                        Collateral Manager


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    KZH PAMCO


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    NORSE CBO, LTD.
                                    By: Peterson Capital Management, LLC, as its
                                        Investment Advisor
                                    By: Peterson Capital Advisors, LLC, its
                                        Manager and pursuant to delegated
                                        authority


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    CAPTIVA III FINANCE LTD., as advised by
                                      Pacific Investment Management Company


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    CHASE MANHATTAN BANK


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                    ATHENA CDO, Limited
                                    By: Pacific Investment Management Company,
                                        as its Investment Advisor
                                    By: PIMCO Management Inc., a general partner


                                    By /s/ Authorized Signatory
                                       -------------------------------------
                                    Title:

                                                                      SCHEDULE I

                   Assets to be Sold Pursuant to Section 7.2.9

All rights and interests of the Borrower under the leases with respect to the following real property:

600 N. Wellwood Avenue
Lindenhurst, New York

491 Bellmore Avenue
East Meadow, New York

1502-B Deer Park Avenue
North Babylon, New York

668 West Sunrise Highway
Baldwin, New York

2410 Merrick Road
Bellmore, New York

1220 Penunsula Boulevard
Hewlett, New York

All of the Borrower's prescription files owned and used by the Borrower in connection with the operation of its stores located at 600 N. Wellwood Avenue, Lindenhurst, New York and 1502-B Deer Park Avenue, North Babylon, New York (the "Drug Stores").

All of the Borrower's pharmaceutical inventory located at the Drug Stores.

All of the Borrower's licenses and permits, to the extent transferable, used in connection with the operation of the Drug Stores.

                                                                [EXECUTION COPY]

                              SOLVENCY CERTIFICATE

                                DUANE READE INC.

            I, the undersigned, the chief financial officer of Duane Reade Inc. (formerly known as Duane Reade Holding Corp.), a company incorporated and existing under the laws of the State of Delaware ("Holdings"), do hereby certify, on behalf of Holdings, that:

            1. This Certificate is furnished to the Lenders pursuant to Section
3.1.7 of the Amendment Agreement defined in the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), Holdings and the other Parent Guarantor named therein, the several financial institutions from time to time party thereto (collectively, the "Lenders", and, individually, a "Lender"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Fleet National Bank, as Administrative Agent for the Lenders and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

            2. For purposes of this Certificate, the terms below shall have the following meanings:

      (a)   "Fair Market Value"

            The amount at which the assets, in their entirety, of Holdings and its Subsidiaries (including the Borrower) taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, with equity to both.

      (b)   "Present Fair Salable Value"

            The amount that may be realized by an independent willing seller from an independent willing buyer if the assets of Holdings and its Subsidiaries (including the Borrower) taken as whole are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of the assets of Holdings and its Subsidiaries (including the Borrower) taken as a whole.

      (c)   "Stated Liabilities"

            The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Holdings and its Subsidiaries (including the Borrower) on a consolidated basis pursuant to its unaudited balance sheet as of July 25, 1998, after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement, determined in accordance with GAAP consistently applied.

      (d)   "Identified Contingent Liabilities"

            The maximum reasonably estimated amount of liabilities that may result from pending litigation, asserted claims and assessments, guaranties, environmental conditions, uninsured risks and other contingent liabilities of Holdings and its Subsidiaries (including the Borrower) taken as a whole, as identified and explained in terms of their nature and estimated magnitude by Authorized Officers of Holdings and/or any of its Subsidiaries (including the Borrower).

      (e) "Pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature"

            Holdings and its Subsidiaries (including the Borrower) taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

      (f)   "Does not have Unreasonably Small Capital"

            Holdings and its Subsidiaries (including the Borrower) taken as a whole, after giving effect to the New Transaction contemplated pursuant to and in connection with the Credit Agreement, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern and does not lack sufficient capital for its needs and anticipated needs, including without limitation, Identified Contingent Liabilities, without substantial unplanned disposition of assets outside the ordinary course of business, restructuring of debt, externally forced revisions of its operations or other similar actions.

            3. For purposes of this Certificate, I, or officers of Holdings under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

      (a) I have reviewed the financial statements referred to in Section 6.5 of the Credit

            Agreement.

      (b) I have made inquiries of certain officials of Holdings and its Subsidiaries (including the Borrower) who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the business of Holdings and its Subsidiaries (including the Borrower).

      (c) I have knowledge of and have reviewed to my satisfaction the Loan Documents, and the other documents relating thereto, and the respective schedules and exhibits thereto.

      (d)   With respect to Identified Contingent Liabilities, I:

            (i) inquired of certain officials of Holdings and its Subsidiaries (including the Borrower) who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of Holdings and its Subsidiaries (including the Borrower); and

            (ii) confirmed with officers of Holdings and its Subsidiaries (including the Borrower) that, to the best of such officers' knowledge, (A) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (B) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

      (e) I have made inquiries of certain officers of Holdings and its Subsidiaries (including the Borrower) who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause Holdings and its Subsidiaries (including the Borrower) taken as a whole after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement (including the making of Loans and the issuance of Letters of Credit under the Credit Agreement), to (i) have assets with a Fair Market Value that are less than Stated Liabilities and Identified Contingent Liabilities; (ii) have assets with a Present Fair Salable Value that are less than Stated Liabilities and Identified Contingent Liabilities; (iii) have Unreasonably Small Capital; or (iv) not be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

            4. Based on and subject to the foregoing, I hereby certify on behalf of Holdings that, after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement and the related financing transactions

(including the making of Loans and the issuance of Letters of Credit under the Credit Agreement), it is my opinion that (i) the Fair Market Value of the assets of Holdings and its Subsidiaries (including the Borrower) taken as a whole exceed the Stated Liabilities and Identified Contingent Liabilities; (ii) the Present Fair Salable Value of the assets of Holdings and its Subsidiaries (including the Borrower) taken as a whole exceed the Stated Liabilities and Identified Contingent Liabilities; (iii) Holdings and its Subsidiaries (including the Borrower) taken as a whole will not have Unreasonably Small Capital; and (iv) Holdings and its Subsidiaries (including the Borrower) taken as a whole will be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

            IN WITNESS WHEREOF, I have hereto set my hand this 17th day of March, 1999.

                                          DUANE READE INC.


                                          By: /s/ William J. Tennant
                                              ------------------------------
                                          Name: William J. Tennant
                                          Title: Senior Vice President

                                                                [EXECUTION COPY]

                              SOLVENCY CERTIFICATE

                                   DUANE READE

            I, the undersigned, the chief financial officer of Duane Reade, a general partnership organized and existing under the laws of the State of New York (the "Borrower"), do hereby certify on behalf of the Borrower, that:

            1. This Certificate is furnished to the Lenders pursuant to Section
3.1.7 of the Amendment Agreement defined in the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the several financial institutions from time to time party thereto (collectively, the "Lenders", and, individually, a "Lender"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Fleet National Bank, as Administrative Agent for the Lenders and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

            2. For purposes of this Certificate, the terms below shall have the following meanings:

      (a)   "Fair Market Value"

            The amount at which the assets, in their entirety, of the Borrower and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, with equity to both.

      (b)   "Present Fair Salable Value"

            The amount that may be realized by an independent willing seller from an independent willing buyer if the assets of the Borrower and its Subsidiaries taken as whole are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of the assets of the Borrower and its Subsidiaries taken as a whole.

      (c)   "Stated Liabilities"

            The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis pursuant to its unaudited balance sheet as of July 25, 1998, after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement, determined in accordance with GAAP consistently applied.

      (d)   "Identified Contingent Liabilities"

            The maximum reasonably estimated amount of liabilities that may result from pending litigation, asserted claims and assessments, guaranties, environmental conditions, uninsured risks and other contingent liabilities of the Borrower and its Subsidiaries taken as a whole, as identified and explained in terms of their nature and estimated magnitude by Authorized Officers of the Borrower and/or any of its Subsidiaries.

      (e) "Pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature"

            The Borrower and its Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

      (f)   "Does not have Unreasonably Small Capital"

            The Borrower and its Subsidiaries taken as a whole, after giving effect to the New Transaction contemplated pursuant to and in connection with the Credit Agreement, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern and does not lack sufficient capital for its needs and anticipated needs, including without limitation, Identified Contingent Liabilities, without substantial unplanned disposition of assets outside the ordinary course of business, restructuring of debt, externally forced revisions of its operations or other similar actions.

            3. For purposes of this Certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

      (a) I have reviewed the financial statements referred to in Section 6.5 of the Credit Agreement.

      (b) I have made inquiries of certain officials of the Borrower and its Subsidiaries who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the business of the Borrower and its Subsidiaries.

      (c) I have knowledge of and have reviewed to my satisfaction the Loan Documents, and the other documents relating thereto, and the respective schedules and exhibits thereto.

      (d)   With respect to Identified Contingent Liabilities, I:

            (i) inquired of certain officials of the Borrower and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of the Borrower and its Subsidiaries; and

            (ii) confirmed with officers of the Borrower and its Subsidiaries that, to the best of such officers' knowledge, (A) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (B) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

      (e) I have made inquiries of certain officers of the Borrower and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause the Borrower and its Subsidiaries taken as a whole after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement (including the making of Loans and the issuance of Letters of Credit under the Credit Agreement), to (i) have assets with a Fair Market Value that are less than Stated Liabilities and Identified Contingent Liabilities; (ii) have assets with a Present Fair Salable Value that are less than Stated Liabilities and Identified Contingent Liabilities; (iii) have Unreasonably Small Capital; or (iv) not be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

            4. Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that, after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement and the related financing transactions (including the making of Loans and the issuance of Letters of Credit under the Credit Agreement), it is my opinion that
(i) the Fair Market Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed the Stated Liabilities and Identified Contingent

Liabilities; (ii) the Present Fair Salable Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed the Stated Liabilities and Identified Contingent Liabilities; (iii) the Borrower and its Subsidiaries taken as a whole will not have Unreasonably Small Capital; and (iv) the Borrower and its Subsidiaries taken as a whole will be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

            IN WITNESS WHEREOF, I have hereto set my hand this 17th day of March, 1999.

                                        DUANE READE
                                        By Duane Reade Inc., a general partner


                                        By: /s/ William J. Tennant
                                            ------------------------------
                                        Name:  William J. Tennant
                                        Title: Senior Vice President

                                                                [EXECUTION COPY]

                              SOLVENCY CERTIFICATE

                                   DUANE READE

            I, the undersigned, the chief financial officer of Duane Reade, a general partnership organized and existing under the laws of the State of New York (the "Borrower"), do hereby certify on behalf of the Borrower, that:

            1. This Certificate is furnished to the Lenders pursuant to Section
3.1.7 of the Amendment Agreement defined in the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the several financial institutions from time to time party thereto (collectively, the "Lenders", and, individually, a "Lender"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Fleet National Bank, as Administrative Agent for the Lenders and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

            2. For purposes of this Certificate, the terms below shall have the following meanings:

      (a)   "Fair Market Value"

            The amount at which the assets, in their entirety, of the Borrower and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, with equity to both.

      (b)   "Present Fair Salable Value"

            The amount that may be realized by an independent willing seller from an independent willing buyer if the assets of the Borrower and its Subsidiaries taken as whole are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of the assets of the Borrower and its Subsidiaries taken as a whole.

      (c)   "Stated Liabilities"

            The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis pursuant to its unaudited balance sheet as of July 25, 1998, after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement, determined in accordance with GAAP consistently applied.

      (d)   "Identified Contingent Liabilities"

            The maximum reasonably estimated amount of liabilities that may result from pending litigation, asserted claims and assessments, guaranties, environmental conditions, uninsured risks and other contingent liabilities of the Borrower and its Subsidiaries taken as a whole, as identified and explained in terms of their nature and estimated magnitude by Authorized Officers of the Borrower and/or any of its Subsidiaries.

      (e) "Pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature"

            The Borrower and its Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

      (f)   "Does not have Unreasonably Small Capital"

            The Borrower and its Subsidiaries taken as a whole, after giving effect to the New Transaction contemplated pursuant to and in connection with the Credit Agreement, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern and does not lack sufficient capital for its needs and anticipated needs, including without limitation, Identified Contingent Liabilities, without substantial unplanned disposition of assets outside the ordinary course of business, restructuring of debt, externally forced revisions of its operations or other similar actions.

            3. For purposes of this Certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

      (a) I have reviewed the financial statements referred to in Section 6.5 of the Credit Agreement.

      (b) I have made inquiries of certain officials of the Borrower and its Subsidiaries who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the business of the Borrower and its Subsidiaries.

      (c) I have knowledge of and have reviewed to my satisfaction the Loan Documents, and the other documents relating thereto, and the respective schedules and exhibits thereto.

      (d)   With respect to Identified Contingent Liabilities, I:

            (i) inquired of certain officials of the Borrower and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of the Borrower and its Subsidiaries; and

            (ii) confirmed with officers of the Borrower and its Subsidiaries that, to the best of such officers' knowledge, (A) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (B) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

      (e) I have made inquiries of certain officers of the Borrower and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause the Borrower and its Subsidiaries taken as a whole after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement (including the making of Loans and the issuance of Letters of Credit under the Credit Agreement), to (i) have assets with a Fair Market Value that are less than Stated Liabilities and Identified Contingent Liabilities; (ii) have assets with a Present Fair Salable Value that are less than Stated Liabilities and Identified Contingent Liabilities; (iii) have Unreasonably Small Capital; or (iv) not be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

            4. Based on and subject to the foregoing, I hereby certify on behalf of the Borrower that, after giving effect to the consummation of the New Transaction contemplated pursuant to and in connection with the Credit Agreement and the related financing transactions (including the making of Loans and the issuance of Letters of Credit under the Credit Agreement), it is my opinion that
(i) the Fair Market Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed the Stated Liabilities and Identified Contingent

Liabilities; (ii) the Present Fair Salable Value of the assets of the Borrower and its Subsidiaries taken as a whole exceed the Stated Liabilities and Identified Contingent Liabilities; (iii) the Borrower and its Subsidiaries taken as a whole will not have Unreasonably Small Capital; and (iv) the Borrower and its Subsidiaries taken as a whole will be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

            IN WITNESS WHEREOF, I have hereto set my hand this 17th day of March, 1999.

                                          DUANE READE
                                          By Duane Reade Inc., a general partner


                                          By: /s/ William J. Tennant
                                              ------------------------------
                                          Name:  William J. Tennant
                                          Title: Senior Vice President